EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IDI Global, Inc., on Form 10-KSB/A for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kevin R. Griffith, Chief Executive Officer, and Steve Weatherly, a consultant performing certain services for the Company commonly provided by a Chief Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 1, 2006

/s/ Kevin R. Griffith

Kevin R. Griffith

Chief Executive Officer

Date: May 1, 2006

/s/ Steve Weatherly

Steve Weatherly

Consultant performing certain services for the Company

commonly provided by a Chief Financial Officer

and Principal Accounting Officer